UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 2, 2012

COVANTA HOLDING CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Delaware	1-06732	95-6021257
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

445 South Street Morristown, New Jersey		07960
(Address of principal executive offices)		(Zip Code)

(862) 345-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On November 2, 2012, Covanta Holding Corporation (the “Company”) entered into an Underwriting Agreement (the “MA Underwriting Agreement”) with Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) as representative and on behalf of the several underwriters named therein (collectively, the “Underwriters”), the Massachusetts Development Finance Agency (the “MA Issuer”) and Covanta Energy Corporation (the “Guarantor”) providing for the offer and sale by the Underwriters of (i) $20,000,000 principal amount of Resource Recovery Revenue Bonds (Covanta Energy Project), Series 2012A (AMT) (the “MA Series A Bonds”), (ii) $67,225,000 principal amount of Resource Recovery Refunding Revenue Bonds (Covanta Energy Project), Series 2012B (Non-AMT) (the “MA Series B Bonds”) and (iii) $82,370,000 principal amount of Resource Recovery Refunding Revenue Bonds (Covanta Energy Project), Series 2012C (AMT) (the “MA Series C Bonds,” and together with the MA Series A Bonds and the MA Series B Bonds, the “Massachusetts Bonds”). The Massachusetts Bonds will be issued pursuant to an Indenture of Trust by and between the MA Issuer and Wells Fargo Bank, N.A. (the “Trustee”). The MA Issuer will loan the proceeds from the Massachusetts Bonds to the Company and principal of and interest on the Massachusetts Bonds will be payable from loan repayments received by the MA Issuer and the Trustee from the Company.

On November 2, 2012, the Company entered into an Underwriting Agreement (the “Niagara Underwriting Agreement”) with Merrill Lynch as representative and on behalf of the Underwriters, the Niagara Area Development Corporation (the “Niagara Issuer”) and the Guarantor providing for the offer and sale by the Underwriters of (i) $130,000,000 principal amount of Solid Waste Disposal Facility Refunding Revenue Bonds (Covanta Energy Project), Series 2012A (AMT) (the “Niagara Series A Bonds”), and (ii) $35,010,000 principal amount of Solid Waste Disposal Facility Refunding Revenue Bonds (Covanta Energy Project), Series 2012B (Non-AMT) (the “Niagara Series B Bonds,” and together with the Niagara Series A Bonds, the “Niagara Bonds”). The Niagara Bonds will be issued pursuant to an Indenture of Trust by and between the Niagara Issuer and the Trustee. The Niagara Issuer will loan the proceeds from the Niagara Bonds to the Company and principal of and interest on the Niagara Bonds will be payable from loan repayments received by the Niagara Issuer and the Trustee from the Company.

The offering of the Massachusetts Bonds and the Niagara Bonds will not be registered under the Securities Act of 1933, as amended (the “Securities Act”) and the Massachusetts Bonds and the Niagara Bonds will not be offered or sold in the United States absent registration under the Securities Act or an applicable exemption from such registration requirements.

The MA Underwriting Agreement and the Niagara Underwriting Agreement each include customary representations, warranties and covenants by the Company. It also provides for customary indemnification by each of the Company and the Guarantor against certain liabilities arising out of or in connection with the sale of the Massachusetts Bonds and the Niagara Bonds and customary contribution provisions in respect of those liabilities. The closing of the offering, which is subject to customary closing conditions, is expected to occur in November 2012.

The foregoing description of the material terms of the MA Underwriting Agreement is qualified in its entirety by reference to the MA Underwriting Agreement, which is attached hereto as Exhibit 1.1 and is incorporated herein by reference. The foregoing description of the material terms of the Niagara Underwriting Agreement is qualified in its entirety by reference to the Niagara Underwriting Agreement, which is attached hereto as Exhibit 1.2 and is incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On November 7, 2012, the Company issued a press release announcing that it priced the Massachusetts Bonds and the Niagara Bonds totaling approximately $335 million. A copy of this press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

On November 7, 2012, the Company issued a press release to provide updated guidance regarding its expected financial results for the period ended December 31, 2012 as a result of the disruption caused by Hurricane Sandy. A copy of this press release is attached as Exhibit 99.2 hereto and incorporated herein by reference. This information includes certain non-GAAP financial information as identified in Exhibit 99.2.

The information in this Form 8-K, Exhibit 99.1 and Exhibit 99.2, is furnished pursuant to Item 7.01 of this Form 8-K and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or incorporated by reference in any filing under the Securities Act or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired – Not Applicable

(b)	Pro Forma Financial Information – Not Applicable

(c)	Exhibits

Exhibit No.	Exhibit

1.1	Underwriting Agreement, dated November 2, 2012, by and among Covanta Holding Corporation, Merrill Lynch, Pierce, Fenner & Smith Incorporated as representative and on behalf of the several underwriters named therein, the Massachusetts Development Finance Agency and Covanta Energy Corporation.

1.2	Underwriting Agreement, dated November 2, 2012, by and among Covanta Holding Corporation, Merrill Lynch, Pierce, Fenner & Smith Incorporated as representative and on behalf of the several underwriters named therein, the Niagara Area Development Corporation and Covanta Energy Corporation.

99.1	Press Release, dated November 7, 2012.

99.2	Press Release, dated November 7, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 7, 2012

COVANTA HOLDING CORPORATION

(Registrant)

By:	/s/ Timothy J. Simpson
Name:	Timothy J. Simpson
Title:	Executive Vice President, General Counsel and Secretary

COVANTA HOLDING CORPORATION

EXHIBIT INDEX

Exhibit No.	Exhibit

1.1	Underwriting Agreement, dated November 2, 2012, by and among Covanta Holding Corporation, Merrill Lynch, Pierce, Fenner & Smith Incorporated as representative and on behalf of the several underwriters named therein, the Massachusetts Development Finance Agency and Covanta Energy Corporation.

1.2	Underwriting Agreement, dated November 2, 2012, by and among Covanta Holding Corporation, Merrill Lynch, Pierce, Fenner & Smith Incorporated as representative and on behalf of the several underwriters named therein, the Niagara Area Development Corporation and Covanta Energy Corporation.

99.1	Press Release, dated November 7, 2012.

99.2	Press Release, dated November 7, 2012.